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                                                                  EXHIBIT (31)-2


                              THE BANC CORPORATION

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Banc Corporation (the "Company") certifies that the Annual Report on Form 10-K of the Company for the year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  March 15, 2004                         /s/ James A. Taylor
                                      ----------------------------------------
                                                 James A. Taylor
                                             Chief Executive Officer



         This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.


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                              THE BANC CORPORATION

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Banc Corporation (the "Company") certifies that the Annual Report on Form 10-K of the Company for the year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  March 15, 2004                         /s/ David R. Carter
                                      -----------------------------------------
                                                 David R. Carter
                                             Chief Financial Officer



         This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.